LONG-TERM DEBT	6 Months Ended
Jun. 30, 2013
LONG-TERM DEBT [Abstract]
LONG-TERM DEBT
4. LONG-TERM DEBT

The Company has a $430 million revolving credit facility (the "2012 Credit Facility"), with a maturity in October 2017 which replaced the previous 2005 Credit Facility in late October 2012. Accordingly comparative figures for the six months ended June 30, 2012, reflect payments under the 2005 Credit Facility.

The 2012 Credit Facility provides funding for future vessel acquisition and general corporate purposes. The Credit Facility cannot be reduced by the lender and there are no repayment obligations of the principal during the term of the facility. Amounts borrowed bear interest equal to LIBOR plus a margin. The company pays a commitment fee of 40% of the applicable margin on any undrawn amounts. Total commitment fees paid for the six months ended June 30, 2013 and June 30, 2012 were $1.3 million and $0.3 million, respectively. The undrawn amount of this facility as of June 30, 2013 and December 31, 2012 was $220 million and $180 million, respectively.

Borrowings under the 2012 Credit Facility are secured by first priority mortgages over the Company's vessels and assignments of earnings and insurance. Under the terms and conditions of the 2012 Credit Facility the Company is, among other things, required to maintain certain loan to vessel value ratios, to maintain a book equity of no less than $250.0 million, to remain listed on a recognized stock exchange, and to obtain the consent of the lenders prior to creating liens on or disposing of the Company's vessels. The Company is permitted to pay dividends in accordance with its dividend policy as long as it is not in default under the 2012 Credit Facility.
The Company was in compliance with its loan covenants as of June 30, 2013.